Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                         The Montgomery Partners Series
                            (The Montgomery Funds II)

                   Supplement dated December 16, 1998, to the
              Prospectus for the Montgomery Global Long-Short Fund
                              (dated June 30, 1998)



After the date of this supplement, the Fund will not impose a redemption fee on redemptions of Class A shares of the Montgomery Global Long-Short Fund (the "Fund") that were purchased in 1998.

The Fund will increase the redemption fee to 2.00% for Class A shares purchased after January 1, 1999, that are redeemed within the first year after purchase and that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or a CDSC.

On January 29, 1999, Class A shares of the Fund that were not subject to an initial sales charge or a CDSC will be converted automatically into no-load Class R shares of the Fund.

Like Class A shares, the Fund will charge a 2.00% redemption fee on no-load Class R shares purchased after January 1, 1999, that are redeemed within the first year after purchase. (The Fund will use the original purchase date of Class A shares that are converted to no-load Class R shares to determine whether a redemption fee will be charged.)

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